UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024
WESTERN MIDSTREAM OPERATING, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
 9950 Woodloch Forest Drive, Suite 2800
The Woodlands, Texas 77380
(Address of principal executive office) (Zip Code)

(346) 786-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 16, 2024, Western Midstream Operating, LP (“WES Operating”), a subsidiary of Western Midstream Partners, LP (“WES”), entered into an amendment (the “Amendment”) to its senior unsecured revolving credit agreement (the “RCF”), dated April 6, 2023, among itself, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto in connection with the extension of the maturity date applicable to the loans and commitments of certain lenders totaling $1,880 million to April 6, 2029, pursuant to Section 2.24 of the RCF.

As of May 16, 2024, there were no borrowings outstanding on the RCF (but with $5.1 million in outstanding letters of credit). The above summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Relationships

Certain of the lenders under the RCF and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial, and investment banking services for WES Operating and WES, for which they received or may receive customary fees and expenses. Certain affiliates of such lenders have acted, and may in the future act, as underwriters of certain of WES Operating’s debt issuances and WES’s equity issuances.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
First Amendment to Fourth Amended and Restated Revolving Credit Agreement, dated as of May 16, 2024, among Western Midstream Operating, LP, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

		By:	Western Midstream Operating GP, LLC, its general partner

Dated:	May 16, 2024	By:	/s/ Kristen S. Shults
Kristen S. Shults Senior Vice President and Chief Financial Officer